Exhibit 4.3

SUPPLEMENT NO. 18 TO INDENTURE

THIS SUPPLEMENT NO. 18 TO INDENTURE, dated as of April 17, 2013 (this “Supplement”), is between GE Dealer Floorplan Master Note Trust, a Delaware statutory trust, as issuer (the “Issuer”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Indenture Trustee”).

BACKGROUND

WHEREAS, the Issuer and the Indenture Trustee are parties to a Master Indenture, dated as of August 12, 2004, (i) as amended by Supplement No. 1 to Master Indenture, dated as of May 25, 2005, Supplement No. 2 to Master Indenture, dated as of April 28, 2006, Supplement No. 3 to Master Indenture, dated as of June 30, 2006, Supplement No. 4 to Master Indenture, dated as of August 10, 2006, Supplement No. 5 to Master Indenture, dated as of November 9, 2006, Supplement No. 6 to Master Indenture, dated as of May 31, 2007, Supplement No. 7 to Master Indenture, dated as of August 2, 2007, Supplement No. 8 to Master Indenture, dated as of June 6, 2008, Supplement No. 9 to Master Indenture, dated as of December 30, 2008, Supplement No. 10 to Master Indenture, dated as of June 26, 2009, Supplement No. 11 to Master Indenture, dated as of August 5, 2009, Supplement No. 12 to Master Indenture, dated as of December 6, 2010, Supplement No. 13 to Master Indenture, dated as of March 1, 2011, Supplement No. 14 to Master Indenture, dated as of December 16, 2011, Supplement No. 15 to Indenture, dated as of February 16, 2012, Supplement No. 16 to Indenture, dated as of July 17, 2012, and Supplement No. 17 to Indenture, dated as of November 7, 2012 (as so amended, the “Master Indenture”), and (ii) as supplemented by the Amended and Restated Series 2008-A Indenture Supplement, dated as of June 26, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Series 2008-A Indenture Supplement”), the Series 2009-B Indenture Supplement, dated as of June 26, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Series 2009-B Indenture Supplement”), the Series 2010-B Indenture Supplement, dated as of December 22, 2010 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Series 2010-B Indenture Supplement), the Series 2011-1 Indenture Supplement, dated as of August 10, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Series 2011-1 Indenture Supplement”), the Series 2011-A Indenture Supplement, dated as of September 22, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Series 2011-A Indenture Supplement”), the Series 2012-1 Indenture Supplement, dated as of February 22, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Series 2012-1 Indenture Supplement”), the Series 2012-2 Indenture Supplement, dated as of May 16, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Series 2012-2 Indenture Supplement”), the Series 2012-3 Indenture Supplement, dated as of July 31, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Series 2012-3 Indenture Supplement”), the Series 2012-4 Indenture Supplement, dated as of November 9, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Series 2012-4 Indenture Supplement”), the Series 2013-VFN-1 Indenture Supplement, dated as of March 7, 2013 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Series 2013-VFN-1 Indenture Supplement”) and the Series 2013-VFN-2 Indenture Supplement, dated as of March 7, 2013 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Series 2013-VFN-2 Indenture Supplement” and, together with the Series 2008-A Indenture Supplement, the Series 2009-B Indenture Supplement, the Series 2010-B Indenture Supplement, the Series 2011-1 Indenture Supplement, the Series 2011-A Indenture Supplement, the Series 2012-1 Indenture Supplement, the Series 2012-2 Indenture Supplement, the Series 2012-3 Indenture Supplement, the Series 2012-4 Indenture Supplement, and the Series 2013-VFN-1 Indenture Supplement, each an “Outstanding Supplement”, and together the “Outstanding Supplements”), each between the parties hereto and setting forth the terms of an outstanding Series of Notes (the Master Indenture, as so amended and supplemented by the Outstanding Supplements, the “Indenture”);

Supplement No. 18 to Indenture

WHEREAS, the parties hereto desire to amend the Master Indenture and the Outstanding Supplements as set forth herein; and

WHEREAS, this Supplement is being entered into pursuant to Section 9.1(b) of the Master Indenture, and all conditions precedent to the execution of this Supplement, as set forth in such Section 9.1(b), have been satisfied.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms defined in the Indenture and used but not otherwise defined herein have the meanings given to them in (or by reference in) the Indenture.

SECTION 2. Amendments to Master Indenture.

(a)          Section 1.1 of the Master Indenture is hereby amended by:

(i)          amending and restating clause (a) of the definition of “Corporate Trust Office” to read in its entirety as follows:

“(a) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of this Indenture is located at 60 Wall Street, 27th Floor – MS NYC60-2720, New York, New York 10005, Attention: Louis Bodi (facsimile no. (212) 250-4855; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer) and”

(ii)        amending and restating clause (b) of the definition of “Minimum Free Equity Amount” to read in its entirety as follows:

“(b)  the aggregate of all Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations as determined on the most recent Determination Date on or prior to such date of determination.”

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(iii)        amending and restating the definition of “Required Principal Balance” to read in its entirety as follows:

““Required Principal Balance” means, as of any date of determination, the sum of (a) the sum of the numerators used at such date to calculate the Allocation Percentages with respect to Principal Collections for all Series outstanding on such date, and (b) the aggregate of all Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations as determined on the most recent Determination Date on or prior to such date of determination.”

(b)          Section 3.7 of the Master Indenture is hereby amended by deleting the word “Orginator” where it appears in clause (g) thereof and substituting the word “Originator” therefor.

(c)          Section 3.10 of the Master Indenture is hereby amended by amending and restating clause (l) thereof to read in its entirety as follows:

“(l) unless this covenant is not applicable pursuant to the penultimate paragraph of Section 2.7 of the Second Tier Agreement, consent to the removal of Accounts or the reassignment of Transferred Receivables pursuant to Section 2.7 of the Second Tier Agreement unless it has (A) notified the Rating Agencies of any such removal and (B) received an Officer’s Certificate dated as of the date of removal from the Transferor to the effect that the Transferor reasonably believes that (i) such removal or reassignment, as applicable, will not, based on the facts known to such officer at the time of such certification, then or thereafter cause an Early Amortization Event to occur with respect to any Series of Notes, (ii) in the case of any removal or reassignment, as applicable, other than an Involuntary Removal, no selection procedure believed by Transferor to be materially adverse to the interest of the Issuer or any of its creditors has been used in selecting the Removed Accounts, (iii) except in the case of an Involuntary Removal, after giving effect to such removal or reassignment, as applicable, (x) the Free Equity Amount (calculated on a pro forma basis by subtracting the Outstanding Balance of the reassigned Receivables as of the Removal Cut-Off Date from the Free Equity Amount as of the end of the most recently ended Monthly Period) shall not be less than the Minimum Free Equity Amount and (y) (A) the sum of (I) the Aggregate Principal Receivables (calculated on a pro forma basis by subtracting the Outstanding Balance of the reassigned Receivables as of the Removal Cut-Off Date from the Aggregate Principal Receivables as of the end of the most recently ended Monthly Period) and (II) the amount on deposit in the Excess Funding Account at that time (exclusive of any investment earnings on such amount) shall not be less than (B) the Required Principal Balance and (iv) in the case of an Involuntary Removal, either (x) the aggregate fair market value of the Transferred Receivables as of the Removal Cut-Off Date is not less than the Outstanding Balance of such Receivables plus the amount of any outstanding Non-Principal Receivables related thereto as of the Removal Cut-Off Date, or (y)(I) the Free Equity Amount after giving effect to the repurchase (calculated on a pro forma basis by subtracting the Outstanding Balance of the repurchased Receivables as of the Removal Cut-Off Date from the Free Equity Amount as of the end of the most recently ended Monthly Period) shall not be less than the Minimum Free Equity Amount and (II) the sum of (A) the Aggregate Principal Receivables after giving effect to the repurchase (calculated on a pro forma basis by subtracting the Outstanding Balance of the repurchased Receivables as of the Removal Cut-Off Date from the Aggregate Principal Receivables as of the end of the most recently ended Monthly Period) and (B) the amount on deposit in the Excess Funding Account at that time (exclusive of any investment earnings on such amount), shall not be less than the Required Principal Balance.”

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(d)          Section 8.2 of the Master Indenture is hereby amended by amending and restating clause (d) thereof to read in its entirety as follows:

“(d) Funds on deposit in the Excess Funding Account shall be withdrawn and paid to the Transferor on any day to the extent that after giving effect to such withdrawal, the Free Equity Amount would not be less than the Minimum Free Equity Amount and the Note Trust Principal Balance would not be less than the Required Principal Balance. On any Transfer Date on which one or more Series is in an Amortization Period, the Issuer shall determine the aggregate amounts of Principal Shortfalls, if any, with respect to each such Series that is a Principal Sharing Series (after giving effect to the allocation and payment provisions in the related Indenture Supplement, including the application of Shared Principal Collections, with respect to each such Series), and Issuer shall instruct the Indenture Trustee to withdraw such amount from the Excess Funding Account on such Transfer Date and allocate such amount among each such Series as specified in the related Indenture Supplement.”

(e)          Section 8.4 of the Master Indenture is hereby amended by:

(i)          amending and restating clause (c) thereof to read in its entirety as follows:

“(c) Throughout the existence of the Issuer, unless otherwise stated in any Indenture Supplement, on each Determination Date, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to clauses (d) through (f) below, the Issuer shall allocate to the Transferor an amount equal to the product of (A) the Transferor Percentage and (B) the aggregate amount of Principal Collections and Non-Principal Collections, respectively, on that Determination Date; provided, that, if the Free Equity Amount (determined after giving effect to any transfer of Principal Receivables to the Issuer on such date and calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date), is less than or equal to the Minimum Free Equity Amount, or the Note Trust Principal Balance is less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), Issuer shall deposit in the Excess Funding Account an amount equal to the lesser of (i) the amounts that otherwise would be allocated to the Transferor and (ii) the greater of (x) the amount by which the Minimum Free Equity Amount exceeds the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date), and (y) the amount by which the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date) exceeds the Note Trust Principal Balance. Unless otherwise stated in any Indenture Supplement, neither the Master Servicer nor Transferor need deposit any amounts allocated to Transferor pursuant to the foregoing into the Collection Account and shall pay, or be deemed to pay, such amounts as collected to Transferor.”

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(ii)          amending and restating the second sentence of clause (d) thereof to read in its entirety as follows:

“On each Determination Date, for so long as a Product Line Overconcentration exists, the Product Line Overconcentration Percentage (as determined on the preceding Determination Date) of (i) all Principal Collections relating to each Overconcentrated Product Line, (ii) all Non-Principal Collections relating to each Overconcentrated Product Line and (iii) the portion of the Default Amount relating to each Overconcentrated Product Line with respect to each Monthly Period shall each be allocated to the Transferor.”

(iii)        amending and restating the second sentence of clause (e) thereof to read in its entirety as follows:

“On each Determination Date, for so long as a Dealer Overconcentration exists, the Dealer Overconcentration Percentage (as determined on the preceding Determination Date) of (i) all Principal Collections relating to each Overconcentrated Dealer, (ii) all Non-Principal Collections relating to each Overconcentrated Dealer and (iii) the portion of the Default Amount relating to each Overconcentrated Dealer with respect to each Monthly Period shall each be allocated to the Transferor.”

(iv)        amending and restating the second sentence of clause (f) thereof to read in its entirety as follows:

“On each Determination Date, for so long as a Manufacturer Overconcentration exists, the Manufacturer Overconcentration Percentage (as determined on the preceding Determination Date) of (i) all Principal Collections relating to each Overconcentrated Manufacturer, (ii) all Non-Principal Collections relating to each Overconcentrated Manufacturer and (iii) the portion of the Default Amount relating to each Overconcentrated Manufacturer with respect to each Monthly Period shall each be allocated to the Transferor.”

Supplement No. 18 to Indenture

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(v)         amending and restating the first sentence of clause (g) thereof by inserting the words “, for the avoidance of doubt,” immediately prior to the word “allocations” where it appears therein.

(f)          Section 8.5 of the Master Indenture is hereby amended and restated in its entirety as follows:

“Section 8.5 Shared Principal Collections. On each Transfer Date, (a) Issuer shall allocate Shared Principal Collections not previously so applied or paid to each applicable Principal Sharing Series, pro rata, in proportion to the Principal Shortfalls, if any, with respect to each such Series and (b) any amounts representing Shared Principal Collections remaining after the allocations and applications referred to in clause (a) shall be released to the Issuer or its designee; provided, that, if, on any day the Free Equity Amount (determined after giving effect to any transfer of Principal Receivables to the Issuer on such day and calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date), is less than or equal to the Minimum Free Equity Amount, or the Note Trust Principal Balance (determined after giving effect to any transfer of Principal Receivables to the Issuer on such day) is less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerators used to calculate the Allocation Percentages for Principal Collections with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), any Shared Principal Collections that otherwise would be released to the Issuer shall not be so released, but shall be deposited into the Excess Funding Account to the extent required so that the Free Equity Amount (determined after giving effect to any transfer of Principal Receivables to the Issuer on such day and calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date) is not less than the Minimum Free Equity Amount and the Note Trust Principal Balances (determined after giving effect to any transfer of Principal Receivables to the Issuer on such day) is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerators used to calculate the Allocation Percentages for Principal Collections with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date).”

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SECTION 3.  Amendments to Outstanding Supplements.

(a)          Section 1.1 of each of the Outstanding Supplements is amended by:

(i)          amending and restating the definition of “Default Rate” to read in its entirety as follows:

““Default Rate” means, for any Monthly Period, the product of (a) a fraction (expressed as a percentage), (i) the numerator of which is (x) the Default Amount for such Monthly Period (calculated as of the end of the last day of such Monthly Period), minus (y) with respect to any Monthly Period after the March 2013 Monthly Period, the portion of the Default Amount allocated to the Transferor pursuant to Sections 8.4(d), (e) and (f) of the Master Indenture and (ii) the denominator of which is (x) the Combined Outstanding Principal Balances as of the beginning of such Monthly Period, minus (y) with respect to any Monthly Period after the March 2013 Monthly Period, the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as determined on the Determination Date falling in such Monthly Period times (b) 12.”

(ii)         amending the definition of “Investment Earnings” by deleting the words “Principal Account or the Reserve Account” where they appear therein and substituting the words “Series Accounts” therefor.

(iii)        amending and restating the definition of “Monthly Payment Rate” to read in its entirety as follows:

““Monthly Payment Rate” means, for any Monthly Period, a fraction (expressed as a percentage), (a) the numerator of which is (x) the Principal Collections during such Monthly Period, minus (y) with respect to any Monthly Period after the March 2013 Monthly Period, the portion of such Principal Collections allocated to the Transferor pursuant to Sections 8.4(d), (e) and (f) of the Master Indenture, and (b) the denominator of which is (x) the Combined Outstanding Principal Balances as of the beginning of such Monthly Period, minus (y) with respect to any Monthly Period after the March 2013 Monthly Period, the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration determined on the Determination Date falling in such Monthly Period.”

(iv)        amending the definition of “Series Allocation Percentage” by adding the following clause to the end of such definition: “(or, if for any Series for which there are two or more such numerators, the daily average of the numerators applicable during such Monthly Period).”

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(b)          Clause (b) of Section 4.11 of each of the Outstanding Supplements is amended by:

(i)          deleting the words “Reserve Account or the Principal Account” in the first sentence thereof and substituting the words “Series Accounts” therefor.

(ii)         deleting the words “Reserve Account” in the second sentence thereof and substituting the words “Series Accounts” therefor.

SECTION 4.  Amendments to Series 2008-A Indenture Supplement.

(a)          Section 1.1 of the Series 2008-A Indenture Supplement is amended by amending and restating clause (b) of the definition of “Allocation Percentage” to read in its entirety as follows:

“(b) the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as determined on the Determination Date falling in the Monthly Period for which the Allocation Percentage is being determined, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on the day for which the Allocation Percentage is being determined. For purposes of subclause (ii) of this clause (b), the Collateral Amount for the Series 2008-A Notes shall be included in the calculation beginning on the first day of the Monthly Period that includes the Closing Date.”

(b)          Section 4.3 of the Series 2008-A Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2008-A Indenture Supplement attached hereto as Exhibit A-1.

SECTION 5.  Amendments to Series 2009-B Indenture Supplement.

(a)          Section 1.1 of the Series 2009-B Indenture Supplement is amended by amending and restating clause (b) of the definition of “Allocation Percentage” to read in its entirety as follows:

“(b) the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as determined on the Determination Date falling in the Monthly Period for which the Allocation Percentage is being determined, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on the day for which the Allocation Percentage is being determined. For purposes of subclause (ii) of this clause (b), the Collateral Amount for the Series 2009-B Notes shall be included in the calculation beginning on the first day of the Monthly Period that includes the Closing Date.”

(b)          Section 4.3 of the Series 2009-B Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2009-B Indenture Supplement attached hereto as Exhibit A-2.

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SECTION 6.  Amendments to Series 2010-B Indenture Supplement.

(a)          Section 1.1 of the Series 2010-B Indenture Supplement is amended by amending and restating clause (b) of the definition of “Allocation Percentage” to read in its entirety as follows:

“(b) the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as determined on the Determination Date falling in the Monthly Period for which the Allocation Percentage is being determined, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on the day for which the Allocation Percentage is being determined. For purposes of subclause (ii) of this clause (b), the Collateral Amount for the Series 2010-B Notes shall be included in the calculation beginning on the first day of the Monthly Period that includes the Closing Date.”

(b)          Section 4.3 of the Series 2010-B Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2010-B Indenture Supplement attached hereto as Exhibit A-3.

SECTION 7.  Amendments to Series 2011-1 Indenture Supplement.

(a)          Section 1.1 of the Series 2011-1 Indenture Supplement is amended by amending and restating clause (b) of the definition of “Allocation Percentage” to read in its entirety as follows:

“(b) the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as determined on the Determination Date falling in the Monthly Period for which the Allocation Percentage is being determined, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on the day for which the Allocation Percentage is being determined. For purposes of subclause (ii) of this clause (b), the Collateral Amount for the Series 2011-1 Notes shall be included in the calculation beginning on the first day of the Monthly Period that includes the Closing Date.”

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(b)          Section 4.3 of the Series 2011-1 Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2011-1 Indenture Supplement attached hereto as Exhibit A-4.

SECTION 8.  Amendments to Series 2011-A Indenture Supplement.

(a)          Section 1.1 of the Series 2011-A Indenture Supplement is amended by amending and restating clause (b) of the definition of “Allocation Percentage” to read in its entirety as follows:

“(b) the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as determined on the Determination Date falling in the Monthly Period for which the Allocation Percentage is being determined, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on the day for which the Allocation Percentage is being determined. For purposes of subclause (ii) of this clause (b), the Collateral Amount for the Series 2011-A Notes shall be included in the calculation beginning on the first day of the Monthly Period that includes the Closing Date.”

(b)          Section 4.3 of the Series 2011-A Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2011-A Indenture Supplement attached hereto as Exhibit A-5.

SECTION 9.  Amendments to Series 2012-1 Indenture Supplement.

(a)          Section 1.1 of the Series 2012-1 Indenture Supplement is amended by amending and restating clause (b) of the definition of “Allocation Percentage” to read in its entirety as follows:

“(b) the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as determined on the Determination Date falling in the Monthly Period for which the Allocation Percentage is being determined, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on the day for which the Allocation Percentage is being determined. For purposes of subclause (ii) of this clause (b), the Collateral Amount for the Series 2012-1 Notes shall be included in the calculation beginning on the first day of the Monthly Period that includes the Closing Date.”

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(b)          Section 4.3 of the Series 2012-1 Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2012-1 Indenture Supplement attached hereto as Exhibit A-6.

SECTION 10.  Amendments to Series 2012-2 Indenture Supplement.

(a)          Section 1.1 of the Series 2012-2 Indenture Supplement is amended by amending and restating clause (b) of the definition of “Allocation Percentage” to read in its entirety as follows:

“(b) the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as determined on the Determination Date falling in the Monthly Period for which the Allocation Percentage is being determined, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on the day for which the Allocation Percentage is being determined. For purposes of subclause (ii) of this clause (b), the Collateral Amount for the Series 2012-2 Notes shall be included in the calculation beginning on the first day of the Monthly Period that includes the Closing Date.”

(b)          Section 4.3 of the Series 2012-2 Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2012-2 Indenture Supplement attached hereto as Exhibit A-7.

SECTION 11.  Amendments to Series 2012-3 Indenture Supplement.

(a)          Section 1.1 of the Series 2012-3 Indenture Supplement is amended by amending and restating clause (b) of the definition of “Allocation Percentage” to read in its entirety as follows:

“(b) the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as determined on the Determination Date falling in the Monthly Period for which the Allocation Percentage is being determined, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on the day for which the Allocation Percentage is being determined. For purposes of subclause (ii) of this clause (b), the Collateral Amount for the Series 2012-3 Notes shall be included in the calculation beginning on the first day of the Monthly Period that includes the Closing Date.”

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(b)          Section 4.3 of the Series 2012-3 Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2012-3 Indenture Supplement attached hereto as Exhibit A-8.

SECTION 12.  Amendments to Series 2012-4 Indenture Supplement.

(a)          Section 1.1 of the Series 2012-4 Indenture Supplement is amended by amending and restating clause (b) of the definition of “Allocation Percentage” to read in its entirety as follows:

“(b) the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as determined on the Determination Date falling in the Monthly Period for which the Allocation Percentage is being determined, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on the day for which the Allocation Percentage is being determined. For purposes of subclause (ii) of this clause (b), the Collateral Amount for the Series 2012-4 Notes shall be included in the calculation beginning on the first day of the Monthly Period that includes the Closing Date.”

(b)          Section 4.3 of the Series 2012-4 Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2012-4 Indenture Supplement attached hereto as Exhibit A-9.

SECTION 13.  Amendments to Series 2013-VFN-1 Indenture Supplement.

(a)          Section 1.1 of the Series 2013-VFN-1 Indenture Supplement is amended by:

(i)          deleting the words “the Payment Date falling in” in the first two instances where they appear in clause (a)(i) of the definition of “Allocation Percentage” and substituting the words “the last day of” therefor.

(ii)         amending and restating clause (b) of the definition of “Allocation Percentage” to read in its entirety as follows:

12	Supplement No. 18 to Indenture

“(b) the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as determined on the Determination Date falling in the Monthly Period for which the Allocation Percentage is being determined, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on the day for which the Allocation Percentage is being determined. For purposes of subclause (ii) of this clause (b), the Collateral Amount for the Series 2013-VFN-1 Notes shall be included in the calculation beginning on the first day of the Monthly Period that includes the Closing Date.”

(b)          Section 4.3 of the Series 2013-VFN-1 Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2013-VFN-1 Indenture Supplement attached hereto as Exhibit A-10.

SECTION 14.  Amendments to Series 2013-VFN-2 Indenture Supplement.

(a)          Section 1.1 of the Series 2013-VFN-2 Indenture Supplement is amended by:

(i)           deleting the words “the Payment Date falling in” in the first two instances where they appear in clause (a)(i) of the definition of “Allocation Percentage” and substituting the words “the last day of” therefor.

(ii)         amending and restating clause (b) of the definition of “Allocation Percentage” to read in its entirety as follows:

“(b) the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as determined on the Determination Date falling in the Monthly Period for which the Allocation Percentage is being determined, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on the day for which the Allocation Percentage is being determined. For purposes of subclause (ii) of this clause (b), the Collateral Amount for the Series 2013-VFN-2 Notes shall be included in the calculation beginning on the first day of the Monthly Period that includes the Closing Date.”

(b)          Section 4.3 of the Series 2013-VFN-2 Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2013-VFN-2 Indenture Supplement attached hereto as Exhibit A-11.

13	Supplement No. 18 to Indenture

SECTION 15. Representations and Warranties. In order to induce the parties hereto to enter into this Supplement, each of the parties hereto represents and warrants unto the other parties hereto as follows:

(a)          Due Authorization, Non Contravention, etc. The execution, delivery and performance by such party of this Supplement are within its powers, have been duly authorized by all necessary action, and do not (i) contravene its organizational documents or (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting it; and

(b)          Validity, etc. This Supplement constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and general equitable principles.

SECTION 16.  Binding Effect; Ratification.

(a)          This Supplement is dated as of the date first set forth above and shall become effective when counterparts hereof shall have been executed and delivered by the parties hereto and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)          The Master Indenture, as supplemented hereby, remains in full force and effect and is hereby ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Master Indenture to “this Indenture”, “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the Indenture, shall mean and be a reference to such Indenture, as supplemented hereby.

(c)          Each Outstanding Supplement, as supplemented hereby, remains in full force and effect and is hereby ratified and confirmed by the parties hereto. On and after the date hereof, each reference in each Outstanding Supplement to “this Indenture Supplement”, “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to any Outstanding Supplement, shall mean and be a reference to such Outstanding Supplement, as supplemented hereby.

SECTION 17.  Miscellaneous.

(a)          THIS SUPPLEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

14	Supplement No. 18 to Indenture

(b)          EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIM OR DISPUTES BETWEEN THEM PERTAINING TO THIS SUPPLEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS SUPPLEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEAL FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED, FURTHER, THAT NOTHING IN THIS SUPPLEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE INDENTURE TRUSTEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE NOTES, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE INDENTURE TRUSTEE. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 10.4 OF THE MASTER INDENTURE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(c)          BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15	Supplement No. 18 to Indenture

(d)          Headings used herein are for convenience of reference only and shall not affect the meaning of this Supplement or any provision hereof.

(e)          This Supplement may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)          BNY Mellon Trust of Delaware acts solely as the Trustee hereunder and not in its individual capacity and all Persons having any claim against the Trustee by reason of the transactions contemplated by this Supplement shall look only to the Trust Estate for payment or satisfaction thereof.

(g)          Executed counterparts of this Supplement may be delivered electronically.

[Signature Page Follows]

16	Supplement No. 18 to Indenture

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed as of the date first above written.

GE DEALER FLOORPLAN MASTER NOTE TRUST

By:	BNY mellon trust of delaware,
not in its individual capacity, but solely as Trustee on behalf of the Issuer

By:	/s/ Kristine K. Gullo
Name:	Kristine K. Gullo
Title:	Vice President

S-1

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity,
but solely as the Indenture Trustee

By:	/s/ Mark Esposito
Name:	Mark Esposito
Title:	Assistant Vice President

By:	/s/ Louis Bodi
Name:	Louis Bodi
Title:	Vice President

S-2

EXHIBIT A-1

Marked Pages of Series 2008-A Indenture Supplement

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A-1	Exhibit A-1 to Supplement No. 18 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(a)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2008-A pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2008-A Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Excess Funding Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2008-A Noteholders pursuant to Section 4.3(b), (i) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (ii) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2008-A pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account. During any period when the Issuer is not permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, to the extent any data needed to make the allocations described in Section 4.3(b) is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Determination Date in the following Monthly Period), and to the extent that the allocations made using such estimates results in a deposit into any Series Accounts in a different amount than would be required using the actual data for the related Date of Processing, the Issuer shall make such adjustments as necessary so that the amounts allocated to the Series 2008-A Noteholders are deposited into the appropriate Series Accounts in accordance with Section 4.3(b) within two Business Days of determining that any shortfall in deposits has resulted from the related estimates, and in any event not later than the Transfer Date following the related Monthly Period.

(b)          Allocations to the Series 2008-A Noteholders. The Issuer shall, on each Date of Processing, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2008-A Noteholders the following amounts as set forth below:

Exhibit A-1 to Supplement No. 18 to Indenture

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2008-A Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Principal Collections equal to the sum of the Note Principal Balance plus the Principal Overcollateralization Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2008-A Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2008-A Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2008-A Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2008-A Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and fourth, any remaining amounts shall be deposited and released to the holders of the Transferor Interest; provided, however, if the allocation in this clause (ii)(x) relates to a Monthly Period with respect to which the Partial Amortization Date will occur on the related Payment Date, and so long as there are no Reallocated Principal Collections for the related Transfer Date and the Free Equity Amount is not less than the Minimum Free Equity Amount, such amount of Principal Collections up to the Partial Amortization Amount shall be allocated to the Series 2008-A Noteholders and transferred to the Principal Account and applied as set forth in Section 4.4(b), and any such amounts of Principal Collections in excess of the Partial Amortization Amount so allocated shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, and second, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-1 to Supplement No. 18 to Indenture

(y)          Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2008-A Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-1 to Supplement No. 18 to Indenture

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2008-A Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-1 to Supplement No. 18 to Indenture

EXHIBIT A-2

Marked Pages of Series 2009-B Indenture Supplement

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A-2	Exhibit A-2 to Supplement No. 18 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(c)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2009-B pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2009-B Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Excess Funding Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2009-B Noteholders pursuant to Section 4.3(b), (i) may be deposited net of any amounts required to be released to the Issuer or holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (ii) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2009-B pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account. During any period when the Issuer is not permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, to the extent any data needed to make the allocations described in Section 4.3(b) is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Determination Date in the following Monthly Period), and to the extent that the allocations made using such estimates results in a deposit into any Series Accounts in a different amount than would be required using the actual data for the related Date of Processing, the Issuer shall make such adjustments as necessary so that the amounts allocated to the Series 2009-B Noteholders are deposited into the appropriate Series Accounts in accordance with Section 4.3(b) within two Business Days of determining that any shortfall in deposits has resulted from the related estimates, and in any event not later than the Transfer Date following the related Monthly Period.

(d)          Allocations to the Series 2009-B Noteholders. The Issuer shall, for each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2009-B Noteholders the following amounts as set forth below:

Exhibit A-2 to Supplement No. 18 to Indenture

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2009-B Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Principal Collections equal to the sum of the Note Principal Balance plus the Principal Overcollateralization Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2009-B Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2009-B Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

Exhibit A-2 to Supplement No. 18 to Indenture

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2009-B Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2009-B Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and fourth, any remaining amounts shall be released to the holders of the Transferor Interest.

(y)          Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2009-B Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-2 to Supplement No. 18 to Indenture

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2009-B Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-2 to Supplement No. 18 to Indenture

EXHIBIT A-3

Marked Pages of Series 2010-B Indenture Supplement

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A-3	Exhibit A-3 to Supplement No. 18 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(e)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2010-B pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2010-B Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Excess Funding Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2010-B Noteholders pursuant to Section 4.3(b), (i) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (ii) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2010-B pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account. During any period when the Issuer is not permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, to the extent any data needed to make the allocations described in Section 4.3(b) is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Determination Date in the following Monthly Period), and to the extent that the allocations made using such estimates results in a deposit into any Series Accounts in a different amount than would be required using the actual data for the related Date of Processing, the Issuer shall make such adjustments as necessary so that the amounts allocated to the Series 2010-B Noteholders are deposited into the appropriate Series Accounts in accordance with Section 4.3(b) within two Business Days of determining that any shortfall in deposits has resulted from the related estimates, and in any event not later than the Transfer Date following the related Monthly Period.

(f)          Allocations to the Series 2010-B Noteholders. The Issuer shall, for each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2010-B Noteholders the following amounts as set forth below:

Exhibit A-3 to Supplement No. 18 to Indenture

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2010-B Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Principal Collections equal to the sum of the Note Principal Balance plus the Principal Overcollateralization Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2010-B Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2010-B Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

Exhibit A-3 to Supplement No. 18 to Indenture

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2010-B Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2010-B Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and fourth, any remaining amounts shall be released to the holders of the Transferor Interest.

(y)          Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2010-B Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-3 to Supplement No. 18 to Indenture

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2010-B Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-3 to Supplement No. 18 to Indenture

EXHIBIT A-4

Marked Pages of Series 2011-1 Indenture Supplement

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A-4	Exhibit A-4 to Supplement No. 18 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(g)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2011-1 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2011-1 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Excess Funding Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2011-1 Noteholders pursuant to Section 4.3(b), (x) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2011-1 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account. During any period when the Issuer is not permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, to the extent any data needed to make the allocations described in Section 4.3(b) is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Determination Date in the following Monthly Period), and to the extent that the allocations made using such estimates results in a deposit into any Series Accounts in a different amount than would be required using the actual data for the related Date of Processing, the Issuer shall make such adjustments as necessary so that the amounts allocated to the Series 2011-1 Noteholders are deposited into the appropriate Series Accounts in accordance with Section 4.3(b) within two Business Days of determining that any shortfall in deposits has resulted from the related estimates, and in any event not later than the Transfer Date following the related Monthly Period.

(h)          Allocations to the Series 2011-1 Noteholders. The Issuer shall, on each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2011-1 Noteholders the following amounts as set forth below:

Exhibit A-4 to Supplement No. 18 to Indenture

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2011-1 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2011-1 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2011-1 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2011-1 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2011-1 Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and fourth, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-4 to Supplement No. 18 to Indenture

(y)          Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2011-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-4 to Supplement No. 18 to Indenture

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2011-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, and second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-4 to Supplement No. 18 to Indenture

EXHIBIT A-5

Marked Pages of Series 2011-A Indenture Supplement

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A-5	Exhibit A-5 to Supplement No. 18 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(i)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2011-A pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2011-A Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Excess Funding Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2011-A Noteholders pursuant to Section 4.3(b), (i) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (ii) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2011-A pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account. During any period when the Issuer is not permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, to the extent any data needed to make the allocations described in Section 4.3(b) is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Determination Date in the following Monthly Period), and to the extent that the allocations made using such estimates results in a deposit into any Series Accounts in a different amount than would be required using the actual data for the related Date of Processing, the Issuer shall make such adjustments as necessary so that the amounts allocated to the Series 2011-A Noteholders are deposited into the appropriate Series Accounts in accordance with Section 4.3(b) within two Business Days of determining that any shortfall in deposits has resulted from the related estimates, and in any event not later than the Transfer Date following the related Monthly Period

(j)          Allocations to the Series 2011-A Noteholders. The Issuer shall, for each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2011-A Noteholders the following amounts as set forth below:

Exhibit A-5 to Supplement No. 18 to Indenture

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2011-A Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Principal Collections equal to the sum of the Note Principal Balance plus the Principal Overcollateralization Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2011-A Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2011-A Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

Exhibit A-5 to Supplement No. 18 to Indenture

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2011-A Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2011-A Noteholders and first, retained in the Principal Account for application, to the extent necessary, as Optional Amortization Amounts (after giving effect to any unrestricted funds of the Issuer or the Transferor that are designated (in their sole discretion) to the Optional Amortization Amount), second, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, third, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, fourth, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and fifth, any remaining amounts shall be released to the holders of the Transferor Interest.

(y)          Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2011-A Noteholders and transferred to the Principal Account first, for application, to the extent necessary, as Optional Amortization Amounts (after giving effect to any unrestricted funds of the Issuer or the Transferor that are designated (in their sole discretion) to the Optional Amortization Amount) and second, for application as otherwise provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-5 to Supplement No. 18 to Indenture

(z)          Allocations During the Early Amortization Period and the Special Amortization Period. During the Early Amortization Period and any Special Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2011-A Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-5 to Supplement No. 18 to Indenture

EXHIBIT A-6

Marked Pages of Series 2012-1 Indenture Supplement

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A-6	Exhibit A-6 to Supplement No. 18 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(k)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2012-1 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2012-1 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Excess Funding Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2012-1 Noteholders pursuant to Section 4.3(b), (x) may be deposited net of any amounts required to be released to the Issuer or holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2012-1 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account. During any period when the Issuer is not permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, to the extent any data needed to make the allocations described in Section 4.3(b) is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Determination Date in the following Monthly Period), and to the extent that the allocations made using such estimates results in a deposit into any Series Accounts in a different amount than would be required using the actual data for the related Date of Processing, the Issuer shall make such adjustments as necessary so that the amounts allocated to the Series 2012-1 Noteholders are deposited into the appropriate Series Accounts in accordance with Section 4.3(b) within two Business Days of determining that any shortfall in deposits has resulted from the related estimates, and in any event not later than the Transfer Date following the related Monthly Period.

(l)          Allocations to the Series 2012-1 Noteholders. The Issuer shall, on each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2012-1 Noteholders the following amounts as set forth below:

Exhibit A-6 to Supplement No. 18 to Indenture

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2012-1 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2012-1 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2012-1 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2012-1 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2012-1 Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and fourth, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-6 to Supplement No. 18 to Indenture

(y)          Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-6 to Supplement No. 18 to Indenture

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-6 to Supplement No. 18 to Indenture

EXHIBIT A-7

Marked Pages of Series 2012-2 Indenture Supplement

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A-7	Exhibit A-7 to Supplement No. 18 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(m)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2012-2 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2012-2 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Excess Funding Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2012-2 Noteholders pursuant to Section 4.3(b), (x) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2012-2 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account. During any period when the Issuer is not permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, to the extent any data needed to make the allocations described in Section 4.3(b) is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Determination Date in the following Monthly Period), and to the extent that the allocations made using such estimates results in a deposit into any Series Accounts in a different amount than would be required using the actual data for the related Date of Processing, the Issuer shall make such adjustments as necessary so that the amounts allocated to the Series 2012-2 Noteholders are deposited into the appropriate Series Accounts in accordance with Section 4.3(b) within two Business Days of determining that any shortfall in deposits has resulted from the related estimates, and in any event not later than the Transfer Date following the related Monthly Period.

(n)          Allocations to the Series 2012-2 Noteholders. The Issuer shall, on each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2012-2 Noteholders the following amounts as set forth below:

Exhibit A-7 to Supplement No. 18 to Indenture

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2012-2 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2012-2 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2012-2 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2012-2 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2012-2 Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and fourth, any remaining amounts shall be released to the holder of the Transferor Interest.

Exhibit A-7 to Supplement No. 18 to Indenture

(y)          Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-2 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-2 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-7 to Supplement No. 18 to Indenture

EXHIBIT A-8

Marked Pages of Series 2012-3 Indenture Supplement

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A-8	Exhibit A-8 to Supplement No. 18 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(o)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2012-3 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2012-3 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Excess Funding Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2012-3 Noteholders pursuant to Section 4.3(b) (x) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2012-3 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of the Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account. During any period when the Issuer is not permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, to the extent any data needed to make the allocations described in Section 4.3(b) is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Determination Date in the following Monthly Period), and to the extent that the allocations made using such estimates results in a deposit into any Series Accounts in a different amount than would be required using the actual data for the related Date of Processing, the Issuer shall make such adjustments as necessary so that the amounts allocated to the Series 2012-3 Noteholders are deposited into the appropriate Series Accounts in accordance with Section 4.3(b) within two Business Days of determining that any shortfall in deposits has resulted from the related estimates, and in any event not later than the Transfer Date following the related Monthly Period.

(p)          Allocations to the Series 2012-3 Noteholders. The Issuer shall, on each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2012-3 Noteholders the following amounts as set forth below:

Exhibit A-8 to Supplement No. 18 to Indenture

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2012-3 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2012-3 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2012-3 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2012-3 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2012-3 Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and fourth, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-8 to Supplement No. 18 to Indenture

(y)          Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-3 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-3 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-8 to Supplement No. 18 to Indenture

EXHIBIT A-9

Marked Pages of Series 2012-4 Indenture Supplement

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A-9	Exhibit A-9 to Supplement No. 18 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(q)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2012-4 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2012-4 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Excess Funding Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2012-4 Noteholders pursuant to Section 4.3(b) (x) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2012-4 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of the Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account. During any period when the Issuer is not permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, to the extent any data needed to make the allocations described in Section 4.3(b) is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Determination Date in the following Monthly Period), and to the extent that the allocations made using such estimates results in a deposit into any Series Accounts in a different amount than would be required using the actual data for the related Date of Processing, the Issuer shall make such adjustments as necessary so that the amounts allocated to the Series 2012-4 Noteholders are deposited into the appropriate Series Accounts in accordance with Section 4.3(b) within two Business Days of determining that any shortfall in deposits has resulted from the related estimates, and in any event not later than the Transfer Date following the related Monthly Period.

(r)          Allocations to the Series 2012-4 Noteholders. The Issuer shall, on each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2012-4 Noteholders the following amounts as set forth below:

Exhibit A-9 to Supplement No. 18 to Indenture

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2012-4 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2012-4 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2012-4 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2012-4 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2012-4 Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and fourth, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-9 to Supplement No. 18 to Indenture

(y)          Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-4 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-4 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-9 to Supplement No. 18 to Indenture

EXHIBIT A-10

Marked Pages of Series 2013-VFN-1 Indenture Supplement

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A-10	Exhibit A-10 to Supplement No. 18 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(s)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2013-VFN-1 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2013-VFN-1 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Excess Funding Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2013-VFN-1 Noteholders pursuant to Section 4.3(b), (i) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (ii) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2013-VFN-1 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account. During any period when the Issuer is not permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, to the extent any data needed to make the allocations described in Section 4.3(b) is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Determination Date in the following Monthly Period), and to the extent that the allocations made using such estimates results in a deposit into any Series Accounts in a different amount than would be required using the actual data for the related Date of Processing, the Issuer shall make such adjustments as necessary so that the amounts allocated to the Series 2013-VFN-1 Noteholders are deposited into the appropriate Series Accounts in accordance with Section 4.3(b) within two Business Days of determining that any shortfall in deposits has resulted from the related estimates, and in any event not later than the Transfer Date following the related Monthly Period.

(t)          Allocations to the Series 2013-VFN-1 Noteholders. The Issuer shall, for each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2013-VFN-1 Noteholders the following amounts as set forth below:

Exhibit A-10 to Supplement No. 18 to Indenture

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2013-VFN-1 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Principal Collections equal to the sum of the Note Principal Balance plus the Principal Overcollateralization Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2013-VFN-1 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2013-VFN-1 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2013-VFN-1 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2013-VFN-1 Noteholders and first, retained in the Principal Account for application, to the extent necessary, as Optional Amortization Amounts (after giving effect to any unrestricted funds of the Issuer or the Transferor that are designated (in their sole discretion) to the Optional Amortization Amount), second, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, third, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, fourth, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and fifth, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-10 to Supplement No. 18 to Indenture

(y)          Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2013-VFN-1 Noteholders and transferred to the Principal Account, for application as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2013-VFN-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-10 to Supplement No. 18 to Indenture

EXHIBIT A-11

Marked Pages of Series 2013-VFN-2 Indenture Supplement

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A-11	Exhibit A-11 to Supplement No. 18 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(u)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2013-VFN-2 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2013-VFN-2 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Excess Funding Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2013-VFN-2 Noteholders pursuant to Section 4.3(b), (i) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (ii) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2013-VFN-2 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account. During any period when the Issuer is not permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, to the extent any data needed to make the allocations described in Section 4.3(b) is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Determination Date in the following Monthly Period), and to the extent that the allocations made using such estimates results in a deposit into any Series Accounts in a different amount than would be required using the actual data for the related Date of Processing, the Issuer shall make such adjustments as necessary so that the amounts allocated to the Series 2013-VFN-2 Noteholders are deposited into the appropriate Series Accounts in accordance with Section 4.3(b) within two Business Days of determining that any shortfall in deposits has resulted from the related estimates, and in any event not later than the Transfer Date following the related Monthly Period.

(v)          Allocations to the Series 2013-VFN-2 Noteholders. The Issuer shall, for each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2013-VFN-2 Noteholders the following amounts as set forth below:

Exhibit A-11 to Supplement No. 18 to Indenture

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2013-VFN-2 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Principal Collections equal to the sum of the Note Principal Balance plus the Principal Overcollateralization Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2013-VFN-2 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2013-VFN-2 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2013-VFN-2 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2013-VFN-2 Noteholders and first, retained in the Principal Account for application, to the extent necessary, as Optional Amortization Amounts (after giving effect to any unrestricted funds of the Issuer or the Transferor that are designated (in their sole discretion) to the Optional Amortization Amount), second, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, third, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, fourth, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and fifth, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-11 to Supplement No. 18 to Indenture

(y)          Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2013-VFN-2 Noteholders and transferred to the Principal Account, for application as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2013-VFN-2 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to be made on the following Payment Date) is not less than the Minimum Free Equity Amount and the Aggregate Principal Receivables is not less than the Required Principal Balance (calculated on a pro forma basis after giving effect to any payment of principal on the Notes to occur on or prior to the following Payment Date and any adjustment in the numerator used to calculate the Allocation Percentages with respect to any Series in connection with a principal payment to be made on or prior to the following Payment Date), and third, any remaining amounts shall be released to the holders of the Transferor Interest.

Exhibit A-11 to Supplement No. 18 to Indenture